                                                                    EXHIBIT (99)

                          INDEX TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

             OSHKOSH TRUCK CORPORATION AND MCNEILUS COMPANIES, INC.

                                                                PAGE
                                                                ----
Unaudited Pro Forma Condensed Consolidated Balance Sheet as
  of December 31, 1997......................................    P-3
Unaudited Pro Forma Condensed Consolidated Statement of
  Income for the twelve months ended December 31, 1997......    P-4
Unaudited Pro Forma Condensed Consolidated Statement of
  Income for the fiscal year ended September 30, 1997.......    P-5
Unaudited Pro Forma Condensed Consolidated Statement of
  Income for the three months ended December 31, 1997.......    P-6
Notes to Unaudited Pro Forma Condensed Consolidated
  Financial Statements......................................    P-7

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated statements of income and condensed consolidated balance sheet (collectively, the "Pro Forma Statements") have been derived by the application of pro forma adjustments, which give effect to the pending acquisition by Oshkosh Truck Corporation ("Oshkosh") of all of the issued and outstanding common stock of McNeilus Companies, Inc. ("McNeilus") (the "Acquisition"), the proposed issuance by Oshkosh of $100 million Senior Subordinated Notes (the "Debt Issuance"), the consummation of a proposed $325 million Senior Credit Facility ("Senior Credit Facility"), the prepayment of outstanding term loans and borrowings under a revolving credit facility (the "Debt Repayment") and the proposed establishment of a lease financing partnership (the "Lease Financing") (collectively referred to as the "Transactions"), to historical financial statements of Oshkosh and McNeilus as if the Transactions had been consummated for balance sheet purposes as of December 31, 1997, and for statement of income purposes as of the beginning of the periods presented. For purposes of the Pro Forma Statements, the Transactions are assumed to occur simultaneously. There can be no assurance that the Transactions will be consummated.

     THE PRO FORMA STATEMENTS DO NOT PURPORT TO REPRESENT WHAT OSHKOSH'S FINANCIAL POSITION OR RESULTS OF OPERATIONS WOULD ACTUALLY HAVE BEEN HAD THE TRANSACTIONS IN FACT OCCURRED ON THE ASSUMED DATES OR TO PROJECT OSHKOSH'S FINANCIAL POSITION OR RESULTS OF OPERATIONS FOR ANY FUTURE DATE OR FUTURE PERIOD. THE PRO FORMA STATEMENTS SHOULD BE READ IN CONJUNCTION WITH THE HISTORICAL FINANCIAL STATEMENTS AND RELATED NOTES OF OSHKOSH.

     The pro forma adjustments, as described in the accompanying notes to the Pro Forma Statements, are based on available information and certain assumptions that management believes are reasonable.

     The Acquisition will be accounted for under the purchase method of accounting. The purchase price for McNeilus has been allocated to the tangible and intangible assets and liabilities of McNeilus based on preliminary estimates of their fair values. The allocation of the purchase price is subject to revision when additional information concerning certain asset and liability valuations is obtained.

     Oshkosh and McNeilus have different fiscal year ends -- September 30 for Oshkosh and the last day of February for McNeilus -- and as a result, amounts for McNeilus as of November 30, 1997 have been combined with amounts of Oshkosh as of December 31, 1997 for the Unaudited Pro Forma Condensed Consolidated Balance Sheet. The unaudited condensed consolidated statement of income for Oshkosh for the twelve month period ended September 30, 1997 and for the twelve month period ended December 31, 1997 have been combined with the unaudited condensed consolidated statement of income for McNeilus for the twelve month period ended November 30, 1997. The unaudited condensed consolidated statement of income of Oshkosh for the three months ended December 31, 1997 has been combined with the unaudited condensed consolidated statement of income for McNeilus for the three months ended November 30, 1997. Statement of income information of McNeilus for the three month period ended November 30, 1997 is therefore included in both the interim and the annual Pro Forma Statements.

     The application of the pro forma adjustments to the historical results of operations of Oshkosh for the twelve months ended December 31, 1997 and September 30, 1997, results in the pro forma income from continuing operations being greater than the historical income from continuing operations of Oshkosh. Net sales of Oshkosh for the first quarter of each fiscal year (the three months ended December 31) and net sales of McNeilus for the third quarter of each fiscal year (the three months ended November 30) represent the lowest quarter of shipments for each company during their respective fiscal years. Accordingly, the application of the pro forma adjustments to the historical results of operations of Oshkosh for the three months ended December 31, 1997, results in the pro forma income from continuing operations being less than the historical income from continuing operations of Oshkosh.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                                PRO FORMA
                                                                               ADJUSTMENTS
                                                                       ---------------------------
                                            AS REPORTED                DEBT ISSUANCE,
                               -------------------------------------   DEBT REPAYMENT,
                                    OSHKOSH            MCNEILUS        ACQUISITION AND                PRO FORMA
                               DECEMBER 31, 1997   NOVEMBER 30, 1997   LEASE FINANCING   VALUATION   CONSOLIDATED
                               -----------------   -----------------   ---------------   ---------   ------------
                                                                             (A)            (B)
ASSETS
Current assets:
  Cash and cash
    equivalents..............      $    198            $ 20,159           $(17,659)      $      --     $  2,698
  Receivables, net...........        54,215              12,259                 --              --       66,474
  Net investment in
    sales-type leases........            --              35,108            (35,108)             --           --
  Inventories................        86,744              59,189                 --           7,868      153,801
  Prepaid expenses and
    other....................         3,905               7,535                 --              --       11,440
  Deferred income taxes......         9,169               4,213                 --              --       13,382
                                   --------            --------           --------       ---------     --------
       Total current
         assets..............       154,231             138,463            (52,767)          7,868      247,795
Net assets of discontinued
  operations.................            --               6,988             (2,840)         (4,148)          --
Investment in unconsolidated
  partnership................            --                  --              8,005              --        8,005
Net investment in sales-type
  leases.....................            --              86,536            (86,536)             --           --
Other long-term assets.......         8,248              14,513             (4,699)         (1,000)      17,062
Property, plant and
  equipment, net.............        55,340              27,896               (400)          7,500       90,336
Purchase cost................            --                  --            256,000        (256,000)          --
Goodwill and other
  intangibles, net...........       163,639                 324                 --         169,829      333,792
                                   --------            --------           --------       ---------     --------
Total assets.................      $381,458            $274,720           $116,763       $ (75,951)    $696,990
                                   ========            ========           ========       =========     ========
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current liabilities:
  Accounts payable...........      $ 40,556            $ 10,324           $     --       $      --     $ 50,880
  Floor plan notes payable...            --              17,194                 --              --       17,194
  Customer advances..........        35,261                  --                 --              --       35,261
  Other current
    liabilities..............        41,342              17,042               (483)             --       57,901
  Current maturities of
    senior term loans,
    revolving credit facility
    and other long-term
    debt.....................         7,820              36,073            (32,357)             --       11,536
                                   --------            --------           --------       ---------     --------
       Total current
         liabilities.........       124,979              80,633            (32,840)             --      172,772
Senior revolving credit
  facility...................            --                  --             13,048              --       13,048
Senior term loans............            --                  --            213,750              --      213,750
Senior subordinated notes....            --                  --            100,000              --      100,000
Other long-term debt.........        95,000              80,450           (172,852)             --        2,598
Other long-term
  liabilities................        15,031                  --                 --              --       15,031
Deferred income taxes........        22,701              23,079             (3,588)         14,607       56,799
Total shareholders' equity...       123,747              90,558               (755)        (90,558)     122,992
                                   --------            --------           --------       ---------     --------
Total liabilities and
  shareholders' equity.......      $381,458            $274,720           $116,763       $ (75,951)    $696,990
                                   ========            ========           ========       =========     ========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               AS REPORTED                                     PRO FORMA
                                  -------------------------------------                    -----------------
                                       OSHKOSH            MCNEILUS                           TWELVE MONTHS
                                    TWELVE MONTHS       TWELVE MONTHS                            ENDED
                                        ENDED               ENDED          PRO FORMA       DECEMBER 31, 1997
                                  DECEMBER 31, 1997   NOVEMBER 30, 1997   ADJUSTMENTS        CONSOLIDATED
                                  -----------------   -----------------   -----------      -----------------
Net sales.......................      $684,715            $326,552         $     --           $1,011,267
                                            --                  --             (699)(h)               --
                                                                             (1,048)(g)
Cost of sales...................       593,147             268,923            1,764 (c)          862,087
                                      --------            --------         --------           ----------
       Gross income.............        91,568              57,629              (17)             149,180
Operating expenses:
  Selling, general and
     administrative.............        49,393              30,083           (1,461)(c)           76,172
                                            --                  --           (1,843)(g)               --
  Engineering, research and
     development................         7,997                  --              699 (h)            8,696
  Amortization of goodwill and
     intangibles................         4,464                  --            6,642 (d)           11,106
                                      --------            --------         --------           ----------
       Total operating
          expenses..............        61,854              30,083 (k)        4,037               95,974 (k)
                                      --------            --------         --------           ----------
Income from operations..........        29,714              27,546           (4,054)              53,206
Other income (expense):
  Interest expense..............       (11,668)            (11,562)           9,846 (e)          (30,943)
                                            --                  --          (17,559)(f)               --
  Interest income...............           676              12,382          (12,382)(e)              676
                                            --                  --             (609)(e)               --
  Other -- net..................          (197)              2,581           (1,765)(i)               10
                                      --------            --------         --------           ----------
                                       (11,189)              3,401          (22,469)             (30,257)
                                      --------            --------         --------           ----------
Income from continuing
  operations before income taxes
  and equity in income of
  unconsolidated partnership....        18,525              30,947          (26,523)              22,949
Provision (credit) for income
  taxes.........................         7,003              11,330           (9,284)(j)            9,049
                                      --------            --------         --------           ----------
                                        11,522              19,617          (17,239)              13,900
Equity in income of
  unconsolidated partnership
  (net of income taxes of
  $1,227).......................            --                  --            1,918 (e)            1,918
                                      --------            --------         --------           ----------
Income from continuing
  operations....................      $ 11,522            $ 19,617         $(15,321)          $   15,818
                                      ========            ========         ========           ==========
Earnings per common share from
  continuing operations:
  Basic.........................      $   1.37                                                $     1.88
                                      ========                                                ==========
  Diluted.......................      $   1.36                                                $     1.86
                                      ========                                                ==========
Shares used in calculation:
  Basic.........................         8,425                                                     8,425
                                      ========                                                ==========
  Diluted.......................         8,485                                                     8,485
                                      ========                                                ==========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               AS REPORTED                                     PRO FORMA
                                  -------------------------------------                    -----------------
                                       OSHKOSH                                               TWELVE MONTHS
                                     FISCAL YEAR          MCNEILUS                               ENDED
                                        ENDED           TWELVE MONTHS                        SEPTEMBER 30,
                                    SEPTEMBER 30,           ENDED          PRO FORMA             1997
                                        1997          NOVEMBER 30, 1997   ADJUSTMENTS        CONSOLIDATED
                                    -------------     -----------------   -----------        -------------
Net sales.......................      $683,234            $326,552         $     --           $1,009,786
                                            --                  --             (699)(h)               --
                                                                             (1,048)(g)
Cost of sales...................       594,390             268,923            1,764 (c)          863,330
                                      --------            --------         --------           ----------
       Gross income.............        88,844              57,629              (17)             146,456
Operating expenses:
  Selling, general and
     administrative.............        47,742              30,083           (1,461)(c)           74,521
                                            --                  --           (1,843)(g)               --
  Engineering, research and
     development................         7,847                  --              699 (h)            8,546
  Amortization of goodwill and
     intangibles................         4,470                  --            6,642 (d)           11,112
                                      --------            --------         --------           ----------
       Total operating
          expenses..............        60,059              30,083(k)         4,037               94,179 (k)
                                      --------            --------         --------           ----------
Income from operations..........        28,785              27,546           (4,054)              52,277
Other income (expense):
  Interest expense..............       (12,722)            (11,562)           9,846 (e)          (30,947)
                                            --                  --          (16,509)(f)               --
  Interest income...............           717              12,382          (12,382)(e)              717
                                            --                  --             (609)(e)               --
  Other -- net..................          (278)              2,581           (1,765)(i)              (71)
                                      --------            --------         --------           ----------
                                       (12,283)              3,401          (21,419)             (30,301)
                                      --------            --------         --------           ----------
Income from continuing
  operations before income taxes
  and equity in income of
  unconsolidated partnership....        16,502              30,947          (25,473)              21,976
Provision for income taxes......         6,496              11,330           (8,874)(j)            8,952
                                      --------            --------         --------           ----------
                                        10,006              19,617          (16,599)              13,024
Equity in income of
  unconsolidated partnership
  (net of income taxes of
  $1,227).......................            --                  --            1,918 (e)            1,918
                                      --------            --------         --------           ----------
Income from continuing
  operations....................      $ 10,006            $ 19,617         $(14,681)          $   14,942
                                      ========            ========         ========           ==========
Earnings per common share from
  continuing operations:
  Basic.........................      $   1.18                                                $     1.76
                                      ========                                                ==========
  Diluted.......................      $   1.17                                                $     1.75
                                      ========                                                ==========
Shares used in calculation:
  Basic.........................         8,502                                                     8,502
                                      ========                                                ==========
  Diluted.......................         8,546                                                     8,546
                                      ========                                                ==========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             AS REPORTED
                                     ---------------------------
                                       OSHKOSH        MCNEILUS                            PRO FORMA
                                     ------------   ------------                      ------------------
                                         THREE MONTHS ENDED                              THREE MONTHS
                                     ---------------------------                            ENDED
                                     DECEMBER 31,   NOVEMBER 30,    PRO FORMA         DECEMBER 31, 1997
                                         1997           1997       ADJUSTMENTS           CONSOLIDATED
                                     ------------   ------------   ------------       ------------------
Net sales..........................    $151,801       $67,295        $    --               $219,096
                                             --            --           (114)(h)                 --
                                                                        (166)(g)
Cost of sales......................     129,494        55,419            472 (c)            185,105
                                       --------       -------        -------               --------
     Gross income..................      22,307        11,876           (192)                33,991
Operating expenses:
  Selling, general and
     administrative................      11,676         7,847           (380)(c)             18,883
                                             --            --           (260)(g)                 --
  Engineering, research and
     development...................       2,143            --            114 (h)              2,257
  Amortization of goodwill and
     intangibles...................       1,126            --          1,660 (d)              2,786
                                       --------       -------        -------               --------
       Total operating expenses....      14,945         7,847(k)       1,134                 23,926(k)
                                       --------       -------        -------               --------
Income from operations.............       7,362         4,029         (1,326)                10,065
  Other income (expense):
     Interest expense..............      (2,504)       (2,500)         2,364 (e)             (7,618)
                                             --            --         (4,978)(f)                 --
          Interest income..........         165         2,955         (2,955)(e)                165
                                             --            --           (149)(e)                 --
          Other -- net.............          72           682           (356)(i)                249
                                       --------       -------        -------               --------
                                         (2,267)        1,137         (6,074)                (7,204)
                                       --------       -------        -------               --------
  Income from continuing operations
     before income taxes and equity
     in income of unconsolidated
     partnership...................       5,095         5,166         (7,400)                 2,861
  Provision for income taxes.......       1,955         1,891         (2,621)(h)              1,225
                                       --------       -------        -------               --------
                                          3,140         3,275         (4,779)                 1,636
  Equity in income of
     unconsolidated partnership
     (net of income taxes of
     $289).........................          --            --            451 (e)                451
                                       --------       -------        -------               --------
  Income from continuing
     operations....................    $  3,140       $ 3,275        $(4,328)              $  2,087
                                       ========       =======        =======               ========
Earnings per common share from
  continuing operations:
     Basic.........................       $0.38                                               $0.25
                                       ========                                            ========
     Diluted.......................       $0.37                                               $0.25
                                       ========                                            ========
Shares used in calculation:
     Basic.........................       8,341                                               8,341
                                       ========                                            ========
     Diluted.......................       8,437                                               8,437
                                       ========                                            ========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

     (a) Pro forma adjustments related to the Debt Issuance, the Debt Repayment, the Acquisition and the Lease Financing are summarized in the following table:

                                                     DEBT ISSUANCE
                                                        AND DEBT                      LEASE
                                            FEES       REPAYMENT      ACQUISITION   FINANCING    TOTALS
                                            ----     -------------    -----------   ---------    ------
                                            (1)           (2)             (3)          (4)
Cash and cash equivalents..............   $(15,424)    $ 235,228       $(233,875)   $ (3,588)   $ (17,659)
Net investment in sales-type leases....         --            --              --     (35,108)     (35,108)
Net assets of discontinued
  operations...........................         --            --          (2,840)         --       (2,840)
Investment in unconsolidated
  partnership..........................         --            --              --       8,005        8,005
Net investment in sales-type leases --
  long-term............................         --            --              --     (86,536)     (86,536)
Other long-term assets.................      9,424        (1,238)        (12,885)         --       (4,699)
Property, plant and equipment, net.....         --            --            (400)         --         (400)
Purchase cost..........................      6,000            --         250,000          --      256,000
Other current liabilities..............         --          (483)             --          --         (483)
Current maturities of long-term debt...         --         3,430              --     (35,787)     (32,357)
Senior revolving credit facility.......         --        13,048              --          --       13,048
Senior term loans -- less current
  portion..............................         --       213,750              --          --      213,750
Senior subordinated notes payable......         --       100,000              --          --      100,000
Long-term debt.........................         --       (95,000)             --     (77,852)    (172,852)
Deferred income taxes -- long-term.....         --                            --      (3,588)      (3,588)
Shareholders' equity...................         --          (755)             --          --         (755)

-------------------------
(1) Fees and expenses totaling $16,000 for legal, financial and other professional fees due at closing associated with the Senior Credit Facility and the Debt Issuance ($8,500), the Acquisition ($6,000) and the Lease Financing ($1,500), less $576 prepaid at December 31, 1997.

(2) Issuance of aggregate debt of $338,048, repayment of existing long-term debt of $95,000 and borrowings under the revolving credit facility of $7,820 and write-off of deferred debt issuance costs of $1,238, less tax benefit of $483, or $755.

(3) Aggregate cash purchase price of $250,000 due at closing less transactions prior to or concurrent with closing, including $16,025 in cash to be received from McNeilus shareholders (repayment of notes of $10,592, sale of certain assets of $4,094 and intercompany payments of $1,339), and $100 received from third parties from the sale of a discontinued operation.

(4) To reflect contribution of the net investment in sales-type leases to the unconsolidated lease financing partnership and recognition of gain for income tax purposes on these sales-type leases which was previously deferred for income tax purposes. It is anticipated that each general partner will participate equally in the principal operating and financial decision making activities of the lease financing partnership.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)
                                 (IN THOUSANDS)

     (b) The Acquisition will be accounted for by Oshkosh using the purchase method of accounting. The total purchase cost will be allocated first to the assets and liabilities of McNeilus based upon their respective fair values with the remainder allocated to costs in excess of net assets acquired. The historical shareholders' equity of McNeilus will be eliminated. The aggregate purchase cost and the preliminary allocation of the purchase cost to the assets and liabilities of McNeilus are as follows:

Purchase cost, including related fees:
  Acquisition of 100% of the issued and outstanding common
     stock of McNeilus......................................    $250,000
  Fees and expenses incurred in connection with the
     Acquisition............................................       6,000
                                                                --------
          Total acquisition cost............................    $256,000
                                                                ========
Preliminary allocation of acquisition cost(1):
  Net assets acquired at historical cost....................    $ 90,558
  Add (deduct):
  Permitted pre-close dividend to shareholders of certain
     discontinued operations................................      (4,148)
  Revaluation of McNeilus property, plant and equipment,
     inventories and investment in foreign subsidiaries to
     estimated fair values..................................      14,368
  Valuation of identified intangible assets:
     Non-compete agreements.................................      38,000
     Other..................................................      23,085
  Deferred income tax provision associated with the
     revaluation of McNeilus assets and liabilities.........     (14,607)
  Cost in excess of net assets acquired.....................     108,744
                                                                --------
          Total purchase cost...............................    $256,000
                                                                ========

-------------------------
(1) The allocation of the purchase cost reflects the revaluation of McNeilus' assets and liabilities to their estimated fair values based on preliminary estimates. The preliminary allocation may differ from the final allocation.

     (c) Adjustment to reflect depreciation expense based on the new basis and remaining economic useful lives of McNeilus property, plant and equipment. New basis depreciation is computed using the straight line method over the remaining useful lives.

                                                          TWELVE MONTHS ENDED          THREE MONTHS ENDED
                                                           NOVEMBER 30, 1997            NOVEMBER 30, 1997
                                                       -------------------------    -------------------------
                                                                     SELLING,                     SELLING,
                                                       COST OF     GENERAL AND      COST OF     GENERAL AND
                                                        SALES     ADMINISTRATIVE     SALES     ADMINISTRATIVE
                                                       -------    --------------    -------    --------------
Eliminate historical depreciation..................    $(1,020)      $(2,835)        $(224)        $(723)
New basis depreciation.............................      2,784         1,374           696           343
                                                       -------       -------         -----         -----
                                                       $ 1,764       $(1,461)        $ 472         $(380)
                                                       =======       =======         =====         =====

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)
                                 (IN THOUSANDS)

     (d) Adjustment to record the amortization of goodwill and other intangible assets over the indicated periods.

                                               TWELVE MONTHS ENDED    THREE MONTHS ENDED
                                                NOVEMBER 30, 1997     NOVEMBER 30, 1997
                                               -------------------    ------------------
  Non-compete agreements(1).....  10-15 yrs          $2,633                 $  658
  Other(2)......................  5-30 yrs            1,290                    322
  Goodwill(2)...................  40 yrs              2,719                    680
                                                    -------                -------
                                                     $6,642                 $1,660
                                                    =======                =======

-------------------------
(1) Amortized over the terms of the respective agreements on the straight-line method.

(2) Amortized over the estimated useful lives on a straight-line method.

     (e) Reclassify interest income, interest expense and gain on sale of leased equipment of the leasing operation to "Equity in Income of Unconsolidated Partnership" to reflect the contribution of sales-type leases from McNeilus to the Lease Financing Partnership and to record amortization of costs to establish the lease financing partnership.

                                              TWELVE MONTHS ENDED    THREE MONTHS ENDED
                                               NOVEMBER 30, 1997     NOVEMBER 30, 1997
                                              -------------------    ------------------
Interest income-leasing...................          $12,382               $ 2,955
Interest expense-leasing..................           (9,846)               (2,364)
Gains on sales of leased equipment........              609                   149
                                                    -------               -------
                                                      3,145                   740
Income taxes at 39%.......................           (1,227)                 (289)
                                                    -------               -------
                                                    $ 1,918               $   451
                                                    =======               =======

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)
                                 (IN THOUSANDS)

     (f) Adjustment to record interest expense and amortization of deferred debt issuance cost on the debt incurred to finance the Acquisition and repayment of certain existing indebtedness of Oshkosh, based upon pro forma consolidated debt of Oshkosh following consummation of the Transactions using the interest rates as shown (as if the Transactions had been consummated as of the beginning of the periods presented):

                                                           TWELVE MONTHS   TWELVE MONTHS   THREE MONTHS
                                                               ENDED           ENDED          ENDED
                                                INTEREST   DECEMBER 31,    SEPTEMBER 30,   DECEMBER 31,
                                                  RATE         1997            1997            1997
                                                --------   -------------   -------------   ------------
Eliminate historical expense:
  Interest on debt repaid.....................               $(11,243)       $(12,293)       $(2,227)
  Amortization of debt issuance costs.........                   (216)           (218)           (54)
  Financing fees and other expenses...........                   (207)           (205)           (48)
                                                             --------        --------        -------
  Total historical expense....................                (11,666)        (12,716)        (2,329)
Interest on new debt:(1)(3)
  Revolving Credit Facility...................   7.625%           995             995            249
  $100,000 Senior Subordinated Notes..........   9.000%         9,000           9,000          2,250
  $100,000 Term A.............................   7.625%         7,625           7,625          1,906
  $62,500 Term B..............................   7.875%         4,922           4,922          1,230
  $62,500 Term C..............................   8.125%         5,078           5,078          1,270
                                                             --------        --------        -------
                                                               27,620          27,620          6,905
  Amortization of debt issuance costs(2)......                  1,226           1,226            307
  Financing fees and other expenses...........                    379             379             95
                                                             --------        --------        -------
          Total interest on new debt..........                 29,225          29,225          7,307
                                                             --------        --------        -------
          Net adjustment......................               $ 17,559        $ 16,509        $ 4,978
                                                             ========        ========        =======

-------------------------
(1) Borrowings under the revolving credit facility at closing ($13,048) are assumed to be outstanding for the entire period.

(2) Debt issuance costs are amortized over the life of the related debt, ranging from 6 to 10 years using the interest method. The Unaudited Pro Forma Condensed Consolidated Statements of Income do not include an extraordinary charge of approximately $755 which represents the write-off of unamortized debt issuance costs, net of income taxes associated with the Debt Repayment.

(3) An increase in the interest rate of 1/8% would change interest expense and income from continuing operations by:

                           TWELVE MONTHS ENDED   TWELVE MONTHS ENDED   THREE MONTHS ENDED
                            DECEMBER 31, 1997    SEPTEMBER 30, 1997    DECEMBER 31, 1997
                           -------------------   -------------------   ------------------
Interest expense.........         $423                  $423                  $106
                                ======                ======                ======
Income from continuing
  operations.............         $258                  $258                  $ 64
                                ======                ======                ======

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)
                                 (IN THOUSANDS)

     (g) Adjust amount of historical salaries paid to management in excess of amounts per employment agreements included as part of the Transactions.

                                                      TWELVE MONTHS ENDED                THREE MONTHS ENDED
                                                       NOVEMBER 30, 1997                  NOVEMBER 30, 1997
                                                -------------------------------    -------------------------------
                                                                    SELLING,                           SELLING,
                                                                  GENERAL AND                        GENERAL AND
                                                COST OF SALES    ADMINISTRATIVE    COST OF SALES    ADMINISTRATIVE
                                                -------------    --------------    -------------    --------------
Salaries and wages:
  Historical................................       $(1,348)         $(2,343)           $(241)           $(385)
  Per employment agreements.................           300              500               75              125
                                                   -------          -------            -----            -----
                                                   $(1,048)         $(1,843)           $(166)           $(260)
                                                   =======          =======            =====            =====

     (h) Reclassify engineering, research and development expenses of McNeilus to conform with the Oshkosh presentation.

                                              TWELVE MONTHS ENDED    THREE MONTHS ENDED
                                               NOVEMBER 30, 1997     NOVEMBER 30, 1997
                                              -------------------    ------------------
Cost of goods sold........................           $(699)                $(114)
                                                   =======               =======
Engineering, research and development
  expense.................................           $ 699                 $ 114
                                                   =======               =======

     (i) Remove non-leasing interest income from McNeilus historical operating results due to net borrowing position after consummation of the Transactions and as a result of repayment of notes receivable from shareholders.

                                              TWELVE MONTHS ENDED    THREE MONTHS ENDED
                                               NOVEMBER 30, 1997     NOVEMBER 30, 1997
                                              -------------------    ------------------
Miscellaneous income......................          $(1,765)               $(356)
                                                    =======              =======

     (j) Adjustment to record the tax effect on the above adjustments using Oshkosh's marginal effective income tax rate of 39%. All adjustments were tax-effected except for goodwill amortization.

     (k) Included in historical and pro forma operating expense for McNeilus are charitable contributions (including charitable contributions to national organizations) of $1,109 and $284 for the twelve month and three month periods ended November 30, 1997, respectively. While no pro forma reductions of these expenses have been reflected in the pro forma statements of income, Oshkosh's policy is to focus charitable contributions on needs of the communities in which it operates. Management expects that annual charitable contribution levels for the McNeilus entity would approximate $100.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)
                                 (IN THOUSANDS)

     (l) Historical and pro forma depreciation and amortization.

             AS REPORTED                                   PRO FORMA
--------------------------------------                 ------------------
     OSHKOSH             MCNEILUS                        TWELVE MONTHS
  TWELVE MONTHS        TWELVE MONTHS                         ENDED
      ENDED                ENDED          PRO FORMA    DECEMBER 31, 1997
DECEMBER 31, 1997    NOVEMBER 30, 1997   ADJUSTMENTS      CONSOLIDATED
-----------------    -----------------   -----------   -----------------
     $13,797              $3,884         $  303 (c)         $25,636
                                          6,642 (e)
                                          1,226 (f)
                                           (216)(f)

             AS REPORTED                                   PRO FORMA
--------------------------------------                 ------------------
     OSHKOSH             MCNEILUS                        TWELVE MONTHS
   FISCAL YEAR         TWELVE MONTHS                         ENDED
      ENDED                ENDED          PRO FORMA    SEPTEMBER 30, 1997
SEPTEMBER 30, 1997   NOVEMBER 30, 1997   ADJUSTMENTS      CONSOLIDATED
------------------   -----------------   -----------   ------------------
     $14,070              $3,884         $  303 (c)         $25,907
                                          6,642 (d)
                                          1,226 (f)
                                           (218)(f)

             AS REPORTED                                  PRO FORMA
-------------------------------------                 ------------------
     OSHKOSH            MCNEILUS
-----------------   -----------------                    THREE MONTHS
         THREE MONTHS ENDED                                 ENDED
-------------------------------------    PRO FORMA    DECEMBER 31, 1997
DECEMBER 31, 1997   NOVEMBER 30, 1997   ADJUSTMENTS      CONSOLIDATED
-----------------   -----------------   -----------   -----------------
     $3,283               $952          $   92 (c)          $6,240
                                         1,660 (d)
                                           307 (f)
                                           (54)(f)